UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08268

Firsthand Funds
(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
San Jose, CA 95113
(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250
San Jose, CA 95113
(Name and address of agent for service)

Registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

FIRSTHAND FUNDS

Firsthand Technology Opportunities Fund
Firsthand Alternative Energy Fund

Annual Report to Shareholders

December 31, 2021

Firsthand®

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Firsthand Funds (each, a “Fund” and, collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, www.firsthandfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-884-2675 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	7
Performance and Portfolio Discussion	9
Audit Letter	15
Portfolio of Investments	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Additional Information	41

Performance Summary

Period Returns (Average Annual Total Returns as of 12/31/21)

FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	GROSS EXPENSE RATIO*
Firsthand Technology Opportunities Fund	-16.69%	28.14%	27.82%	20.28%	1.85%
Firsthand Alternative Energy Fund	-5.09%	34.87%	20.53%	11.91%	2.12%
NASDAQ Composite Index	22.18%	34.26%	24.97%	20.96%	●
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	●
WilderHill Clean Energy Index	-30.21%	50.04%	32.08%	11.74%	●

*

After fee waivers, Firsthand Technology Opportunities Fund’s total net operating expenses are 1.85% and Firsthand Alternative Energy Fund’s total net operating expenses are 2.01%. Please see the Funds’ prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. You cannot invest directly in an index.

2	2021 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/21)

FUND (inception Date)	Average Annual Total Returns	NASDAQ composite index	s&p 500 index	wilderhill clean energy index
Firsthand Technology Opportunities Fund (09/30/99)	5.72%	9.18%	8.12%	●
Firsthand Alternative Energy Fund (10/29/07)	2.12%	14.05%	10.55%	-3.39%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/21)

INDUSTRY	FIRSTHAND technology opportunities fund	FIRSTHAND alternative energy fund
Advanced Materials	●	3.8%
Agriculture	●	0.0%
Alternative Energy	●	6.3%
Automotive	●	4.3%
Biotech	0.1%	0.7%
Communications	0.6%	●
Consumer Electronics	19.6%	●
Defense & Aerospace	3.3%	7.8%
Education	4.2%	●
Electrical Equipment	●	1.9%
Energy Efficiency	●	3.1%
Engineering Service	●	3.5%
Industrials	●	0.3%
Intellectual Property	●	0.0%
Internet	8.7%	●
Materials	●	10.8%
Other Electronics	●	2.6%
Renewable Energy	6.3%	33.2%
Semiconductor Equipment	9.8%	●
Semiconductors	8.0%	7.8%
Services	0.1%	3.7%
Software	38.6%	●
Waste & Environment Service	●	0.3%
Investment Company	1.0%	9.5%
Net Other Assets/(Liabilities)	(0.3)%	0.4%

Portfolio holdings are subject to change.

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President’s Letter

Fellow Shareholders,

The world began to emerge from the gloom of the COVID-19 pandemic in 2021, as vaccines became readily available in many parts of the world. As I’m sure you recall, though, the Delta variant and the later Omicron variant drove new waves of infection, which delayed what was hoped to be a straightforward return to normalcy in the U.S. and elsewhere. The stock market continued its upward trajectory through much of the year, fueled by accommodative monetary policy and a recovering U.S. economy with a rapidly falling unemployment rate. For the year ended December 31, 2021, the Nasdaq Composite Index was up 22.18% and the S&P 500 Index gained 28.71%. I am disappointed to report that Firsthand Technology Opportunities Fund underperformed its benchmarks, with a loss of 16.69% for the period. Firsthand Alternative Energy Fund suffered a loss of 5.09% in 2021, though it outperformed its primary benchmark, the WilderHill Clean Energy Index, which declined 30.21% during the period.

One might describe the stock market of 2020 as “a rising tide lifting all boats.” Conversely in 2021, we witnessed decreasing correlation among stocks in the market, as compared with 2020. Investment dollars flowed away from “stay-at-home” stocks and toward stocks expected to benefit from the apparent economic recovery. In addition, inflation concerns caused investors to opt for value-oriented tech names and away from high growth tech names trading at richer multiples. The greatest beneficiaries of this rotation were mega cap tech stocks. Several of these mega cap companies are among the largest constituents of both the Nasdaq Composite Index and the S&P 500 Index, with Apple (AAPL), Alphabet (GOOG) and Meta Platforms (FB), formerly Facebook, faring particularly well in 2021. At the same time, the market was turning its back on other companies that were not able to maintain the pace of growth they set in 2020 under COVID or suffered from ongoing supply chain issues. Several of 2020’s stock market darlings, including Peloton (PTON), Zoom Video (ZOOM), and Docusign (DOCU), dropped 30% or more in 2021.

Firsthand Technology Opportunities Fund

We shifted priorities in the portfolio in 2021 as the economy began to open up and we deemphasized the shelter-in-place, remote work stocks that we leaned on in 2020. We managed to sidestep some, but not all, losses in Splunk (SPLK) and Peloton (PTON) by exiting our positions during the year. Three of our holdings, namely Slack, Proofpoint, and GW Pharmaceuticals were acquired by other firms in 2021 and we realized gains on the sale of each of them.

4	2021 Annual Report

PRESIDENT’S LETTER - continued

Unfortunately, we had more losers than winners in the portfolio in 2021, and the largest of each are documented in the Performance and Portfolio Discussion that begins on page 8. We suffered losses for the year among several of our business software stocks, led by Docusign (DOCU), Coupa Software (COUP), Upwork (UPWK), Domo (DOMO), and Twilio (TWLO). After achieving strong performance in 2020, education technology stocks underperformed in 2021. We experienced declines in our Chegg (CHGG), 2U (TWOU), and Coursera (COUR) holdings during the year.

Despite the losses, there were a few bright spots in the portfolio. The Australian-listed stock of Revasum (ASX: RVS) gained approximately 80% during the year as the semiconductor equipment company reported increasing revenues and customer interest in its silicon carbide grinding and polishing tools. Palo Alto Networks (PANW) grew revenues sequentially in each quarter of 2021 as network security has remained a hot button issue in the industry. The company enjoyed stock price gains of nearly 57% for the year.

Firsthand Alternative Energy Fund

Solar stocks had a rough year, despite record solar energy installations worldwide in 2021. Solar suppliers were burdened by supply chain constraints, higher input costs, and regulatory uncertainty during the year. Of particular note, California is in the process of updating its “net metering” regulations which, among other things, set the rates at which retail customers may sell excess power back to utilities via the grid. In late 2021, solar stocks tumbled as the prospects for passing the President’s Build Back Better plan dimmed in the U.S. Senate.

It was a busy year for merger and acquisition activity in the portfolio. In November, we realized a small gain resulting from the completion of EQT Infrastructure’s acquisition of Covanta Holdings in an all-cash deal. Earlier, GW Pharmaceuticals was bought by Jazz Pharmaceuticals (JAZZ) in May in a cash plus stock deal.

Several of the special purpose acquisition companies (SPACs) that we owned early in the year completed mergers in 2021. We sold our stakes in Qell Acquisition Corp. and Sustainable Opportunities Acquisition Corp. in the weeks before their respective mergers. Climate Change Crisis Real Impact I Acquisition Corp. and Decarbonization Plus Acquisition Corp. completed mergers with EVgo (EVGO) and Hyzon Motors (HYZN), respectively, in July. EVgo operates one of the largest public fast charging networks for electric vehicles in the U.S. For its part, Hyzon is a supplier of hydrogen fuel cell powered commercial vehicles, including heavy duty trucks, buses, and coaches.

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PRESIDENT’S LETTER - continued

Looking Ahead

As the U.S. economy continues to demonstrate resilience in the face of adversity, inflation has become a key concern for investors. We expect the Federal Open Market Committee to aggressively tighten monetary policy in 2022 and beyond with the goal of keeping inflation in check. Though course correction is never easy, we remain cautiously optimistic that the U.S. economy and the markets will enjoy a healthy year ahead. The technology sector is as dynamic as ever, and we are excited by the prospects of the outstanding companies in our portfolios.

Thank you for your continued investment in Firsthand Funds.

Sincerely,

Kevin Landis
President, Firsthand Funds

6	2021 Annual Report

Shareholder Fee Example (unaudited)

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

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SHAREHOLDER FEE EXAMPLE (unaudited) - continued

Firsthand Technology Opportunities Fund

	BEGINNING ACCOUNT VALUE 7/1/21	ENDING ACCOUNT VALUE 12/31/21	EXPENSES PAID DURING PERIOD* 7/1/21 - 12/31/21	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$ 739.90	$ 8.01	1.83%
Hypothetical**	$1,000	$ 1,016.00	$ 9.28	1.83%

Firsthand Alternative Energy Fund

	BEGINNING ACCOUNT VALUE 7/1/21	ENDING ACCOUNT VALUE 12/31/21	EXPENSES PAID DURING PERIOD* 7/1/21 - 12/31/21	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$ 924.20	$ 9.60	1.98%
Hypothetical**	$1,000	$ 1,015.22	$ 10.06	1.98%

*

Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial Intermediaries, or other financial institutions.

8	2021 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Performance and Portfolio Discussion

How did the Fund perform in 2021?

Firsthand Technology Opportunities Fund (TEFQX) posted a loss of 16.69% in 2021 versus a gain of 22.18% for the NASDAQ Composite Index and a 28.71% gain for the S&P 500 Index. For the six months ended December 31, 2021, Firsthand Technology Opportunities Fund was down 26.01% compared to gains of 8.23% and 11.66% for the NASDAQ Composite Index and the S&P 500 Index, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the year ended December 31, 2021, software companies represented the portfolio’s largest industry weighting, followed by holdings in the consumer electronics and semiconductor equipment industries. The portfolio’s exposure to the consumer electronics and education industries contributed most to the Fund’s underperformance versus its primary benchmark in 2021.

Which individual holdings were the largest contributors to the Fund’s performance?

Cloud security software company Zscaler (ZS) achieved sequential revenue growth in each quarter of 2021 and was the leading contributor to the Fund’s performance for the year. Despite significant volatility in Q4, the company’s stock finished the year up more than 60%.

Another leading contributor to the Fund’s performance during the year was Bill.com Holdings (BILL). The company is a provider of cloud-based back-office software for small and midsize businesses. During the year, Bill.com completed acquisitions of Divvy and Invoice2go, providers of spend management and account receivables software, respectively. The company’s stock soared in August 2021 after the firm reported fiscal Q4 revenues that handily beat analysts’ expectations.

Cloudflare (NET) also was significant contributor to the Fund’s performance during 2021. The cloud-based security software company posted revenue growth of more than 50% for the first nine months of 2021, as compared to the same period in 2020. Cloudflare stock sold off sharply in December as inflation concerns took hold in the market, but the stock finished the year up more than 73% nonetheless.

Which holdings were the greatest detractors from the Fund’s performance?

After being the leading contributor to the performance of the Fund in the first half of 2021, streaming technology company Roku (ROKU) ended the year as the largest detractor from Fund performance for 2021. In recent quarters the company’s rate of growth of active user accounts has decelerated, with ROKU’s reported active user accounts coming up short of analysts’ expectations in both Q2 and Q3. Roku stock was down more than 50% in the second half of the year as a result.

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FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Performance and Portfolio Discussion

Education technology company Chegg (CHGG) was another significant detractor from fund performance in 2021. Chegg’s stock lost more than half of its value in November after the company announced a decline in subscribers in the face of a slowdown in the education industry. The company noted at the time that a combination of factors had led to “significantly fewer college enrollments than expected this semester, and that those students who have enrolled are taking fewer and less rigorous classes.”

The Fund’s third largest detractor from fund performance was social networking company Pinterest (PINS). After achieving spectacular revenue and user growth in 2020, Pinterest suffered a reversal of fortune in 2021 as user growth slowed and later turned negative in the second and third quarters. Pinterest stock finished the year down more than 44%.

10	2021 Annual Report

Fund Performance and Holdings Information (as of 12/31/21)

Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	NASDAQ COMPOSITE INDEX	S&P 500 INDEX
Since Inception (9/30/99)	5.72%	9.18%	8.12%
10-year	20.28%	20.96%	16.55%
5-year	27.82%	24.97%	18.47%
3-year	28.14%	34.26%	26.07%
1-year	-16.69%	22.18%	28.71%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS	TOP 10 HOLDINGS**	% NET ASSETS
Software	38.6%	Roku, Inc.	19.6%
Consumer Electronics	19.6%	Wolfspeed, Inc.	8.0%
Semiconductor Equipment	9.8%	Pivotal Systems Corp.	6.3%
Internet	8.7%	Zscaler, Inc.	5.8%
Semiconductors	8.0%	Cloudflare, Inc.	4.7%
Renewable Energy	6.3%	Bill.com Holdings, Inc.	4.5%
Education	4.2%	Domo, Inc.	4.1%
Defense & Aerospace	3.3%	Revasum, Inc.	3.4%
Net Other Assets and Liabilities	1.5%	Chegg, Inc.	3.4%

*

Based on percentage of net assets as of 12/31/21. ** Top 10 stock holdings total 63.6% of net assets. These holdings are current as of 12/31/21, and may not be representative of current or future investments.

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FIRSTHAND ALTERNATIVE ENERGY FUND

Performance and Portfolio Discussion

How did the Fund perform in 2021?

Firsthand Alternative Energy Fund (ALTEX) posted a 5.09% loss in 2021 versus a loss of 30.21% for the WilderHill Clean Energy Index and a 28.71% gain for the S&P 500 Index. For the six months ended December 31, 2021, Firsthand Alternative Energy Fund was down 7.55% compared to a loss of 22.79% and a gain of 11.66% for the WilderHill Clean Energy Index and the S&P 500 Index, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the year ended December 31, 2021, renewable energy companies represented the portfolio’s largest industry weighting, followed by materials and defense & aerospace companies. Our renewable energy stocks contributed most to the Fund’s underperformance versus its primary benchmark in 2021.

Which individual holdings were the largest contributors to the Fund’s performance?

The largest contributor to fund performance in 2021 was Aspen Aerogels (ASPN), a supplier of insulation materials to the energy, building, and automotive industries. The company posted revenue growth of more than 16% for the first nine months of 2021 and surpassed analysts’ revenue estimates in each of the first three quarters of the year. Aspen Aerogels is in the early stages of commercializing new materials for the electric vehicle market, including its PyroThin line of thermal barriers for use in battery packs for electric vehicles.

Quanta Services (PWR) is an energy infrastructure provider and was the second largest contributor to the Fund’s performance in 2021. The company’s stock received a positive jolt in early September upon the announcement of Quanta’s purchase of Blattner Holding Company, a leading provider of utility-scale renewable energy infrastructure in North America. Quanta’s stock was up more than 59% in 2021, net of dividends paid.

Another significant contributor to the Fund’s performance was ABB, a Swiss company that is among the leaders in electric vehicle charging equipment. In September ABB announced what it calls the world’s fastest electric car charger. Orders and revenues for the company rebounded in 2021 after a COVID-related slump in 2020, though ABB noted that supply chain problems constrained revenues during the year.

Which holdings were the greatest detractors from the Fund’s performance?

Solar stocks came under fire in 2021 and Solar installer Sunrun (RUN) and microinverter supplier SolarEdge (SEDG) were the largest detractors from fund performance during the year. After peaking in January, Sunrun and SolarEdge stocks were hit by news of a proposal by California utilities to reduce credits for solar customers under the state’s net metering policies. These stocks were also pressured during the year by investor concerns over supply

12	2021 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Performance and Portfolio Discussion

chain problems eroding margins and slowing new solar installations. After rallying early in Q4, solar stocks finished the year in a slide after the President’s Build Back Better Act apparently died in the U.S. Senate.

Vestas Wind Systems (VWSYF) was also among the biggest detractors from the Fund’s performance in 2021. The stock of the wind turbine manufacturer suffered a dramatic sell off in November after the company cut its full-year financial outlook for the second time in 2021. Vestas cited rising costs and supply chain instability as having impacted the company’s profit margins. The company’s stock finished the year near its 52-week low.

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Fund Performance and Holdings Information (as of 12/31/21)

Firsthand Alternative Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE ENERGY FUND	WILDERHILL CLEAN ENERGY INDEX	S&P 500 INDEX
Since Inception (10/29/07)	2.12%	-3.39%	10.55%
10-year	11.91%	11.74%	16.55%
5-year	20.53%	32.08%	18.47%
3-year	34.87%	50.04%	26.07%
1-year	-5.09%	-30.21%	28.71%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS	TOP 10 HOLDINGS**	% NET ASSETS
Renewable Energy	33.2%	SolarEdge Technologies, Inc.	12.1%
Materials	10.8%	Aspen Aerogels, Inc.	10.8%
Semiconductors	7.8%	Wolfspeed, Inc.	6.9%
Defense & Aerospace	7.8%	Enphase Energy, Inc.	5.6%
Alternative Energy	6.3%	Hyzon Motors, Inc.	4.3%
Automotive	4.3%	Corning, Inc.	3.8%
Advanced Materials	3.8%	EVgo, Inc.	3.7%
Services	3.7%	Maxar Technologies, Inc.	3.7%
Engineering Service	3.5%	Kratos Defense & Security Solutions, Inc.	3.6%
Energy Efficiency	3.1%	Quanta Services, Inc.	3.5%
Other Electronics	2.6%
Electrical Equipment	1.9%
Net Other Assets and Liabilities	11.2%

*

Based on percentage of net assets as of 12/31/21. ** Top 10 stock holdings total 58.0% of net assets. These holdings are current as of 12/31/21, and may not be representative of current or future investments.

14	2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Firsthand Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, each a series of Firsthand Funds (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures also included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 22, 2022

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FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Portfolio of Investments, December 31, 2021

	SHARES	MARKET VALUE
COMMON STOCKS — 99.2% ($276,689,025)
Biotech — 0.1% ($220,213)
CytoDyn, Inc.*	222,730	$220,213
Communications — 0.6% ($1,781,600)
ViaSat, Inc.*	40,000	1,781,600
Consumer Electronics — 19.6% ($54,768,000)
Roku, Inc.*	240,000	54,768,000
Defense & Aerospace — 3.2% ($9,035,000)
AeroVironment, Inc.*	20,000	1,240,600
Kratos Defense & Security Solutions, Inc.*	280,000	5,432,000
Maxar Technologies, Inc.	80,000	2,362,400
Education — 4.2% ($11,768,400)
2U, Inc.*	100,000	2,007,000
Chegg, Inc.*	310,000	9,517,000
Coursera, Inc.*	10,000	244,400
Internet — 8.7% ($24,193,200)
Netflix, Inc.*	10,000	6,024,400
PayPal Holdings, Inc.*	10,000	1,885,800
Pinterest, Inc., Class A*	260,000	9,451,000
Upwork, Inc.*	200,000	6,832,000
Renewable Energy — 6.3% ($17,564,100)
Enphase Energy, Inc.*	50,000	9,147,000
SolarEdge Technologies, Inc.*	30,000	8,417,100
Semiconductor Equipment — 9.8% ($27,221,312)
Pivotal Systems Corp.*(2)	27,650,000	17,602,163
Revasum, Inc.*(1)(2)	15,413,753	6,358,494
Revasum, Inc.*(2)	7,113,796	3,260,655
Semiconductors — 8.0% ($22,354,000)
Wolfspeed, Inc.*	200,000	22,354,000
Services — 0.1% ($159,600)
Net 1 UEPS Technologies, Inc.*	30,000	159,600

see accompanying notes to financial statements

16	2021 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Portfolio of Investments, December 31, 2021

	SHARES	MARKET VALUE
Software — 38.6% ($107,623,600)
Adobe Systems, Inc.*	5,000	$2,835,300
Bill.com Holdings, Inc.*	50,000	12,457,500
Cloudflare, Inc., Class A*	100,000	13,150,000
Coupa Software, Inc.*	20,000	3,161,000
DocuSign, Inc.*	60,000	9,138,600
Domo, Inc., Class B*	230,000	11,408,000
MongoDB, Inc.*	20,000	10,587,000
Okta, Inc.*	10,000	2,241,700
PagerDuty, Inc.*	100,000	3,475,000
Palo Alto Networks, Inc.*	10,000	5,567,600
Twilio, Inc., Class A*	30,000	7,900,200
Workday, Inc., Class A*	20,000	5,463,600
Zendesk, Inc.*	40,000	4,171,600
Zscaler, Inc.*	50,000	16,066,500
WARRANTS — 0.1% ($163,999)
Defense & Aerospace — 0.1% ($163,999)
Lilium N.V. *	133,333	163,999

INVESTMENT COMPANY — 1.0% ($2,925,446)
Fidelity Investments Money Market Fund - Treasury Portfolio(3)	2,925,446	2,925,446
Total Investments
(Cost $145,123,806) — 100.3%		279,778,470
Liabilities in excess of other assets — (0.3)%		(745,080)

NET ASSETS — 100.0%		$279,033,390

*	Non-income producing security.

(1)	Restricted/illiquid security (2.28% of net assets).

(2)	Affiliated issuer.

(3)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments, December 31, 2021

	SHARES	MARKET VALUE
COMMON STOCKS — 89.5% ($14,469,263)
Advanced Materials — 3.8% ($612,806)
Corning, Inc.	16,460	$612,806
Agriculture — 0.0% ($0)
Growlife, Inc.*	1	0
Alternative Energy — 6.2% ($1,004,200)
Queen’s Gambit Growth Capital , Class A*	40,000	396,000
Social Capital Hedosophia Holdings Corp. VI , Class A*	40,000	407,600
Spring Valley Acquisition Corp. , Class A*	20,000	200,600
Automotive — 4.0% ($641,179)
Hyzon Motors, Inc.*	98,795	641,179
Biotech — 0.7% ($105,288)
Curaleaf Holdings, Inc.*	10,000	90,000
Jazz Pharmaceuticals PLC*	120	15,288
Defense & Aerospace — 7.8% ($1,258,660)
Kratos Defense & Security Solutions, Inc.*	30,000	582,000
Maxar Technologies, Inc.	20,000	590,600
Raytheon Technologies Corp.	1,000	86,060
Electrical Equipment — 1.7% ($267,190)
ABB, Ltd. - SP ADR	7,000	267,190
Energy Efficiency — 3.1% ($502,250)
Honeywell International, Inc.	580	120,936
Itron, Inc.*	5,565	381,314
Engineering Service — 3.5% ($573,300)
Quanta Services, Inc.	5,000	573,300
Industrials — 0.3% ($54,240)
Carrier Global Corp.	1,000	54,240
Intellectual Property — 0.0% ($54)
Silicon Genesis Corp., Common*(1)	181,407	54
Materials — 10.8% ($1,742,650)
Aspen Aerogels, Inc.*	35,000	1,742,650

see accompanying notes to financial statements

18	2021 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, December 31, 2021

	SHARES	MARKET VALUE
Other Electronics — 2.6% ($428,504)
Intevac, Inc.*	5,800	$27,318
Koninklijke Philips Electronics N.V.	10,887	401,186
Renewable Energy — 33.2% ($5,371,388)
Amtech Systems, Inc.*	6,600	65,208
Enphase Energy, Inc.*	5,000	914,700
First Solar, Inc.*	5,000	435,800
Iberdrola S.A.	24,425	289,480
Maxeon Solar Technologies, Ltd.*	2,491	34,625
Orion Energy Systems, Inc.*	14,000	50,680
Sharp Corp.	1,100	12,632
Siemens Gamesa Renewable Energy S.A.*	7,271	174,418
SolarEdge Technologies, Inc.*	7,000	1,963,990
SunPower Corp. , Class B*	19,931	415,960
Sunrun, Inc.*	11,600	397,880
ULVAC, Inc.	2,700	169,000
Vestas Wind Systems A.S.	15,000	447,015
Semiconductors — 7.8% ($1,266,138)
Power Integrations, Inc.	1,598	148,438
Wolfspeed, Inc.*	10,000	1,117,700
Services — 3.7% ($596,400)
EVgo, Inc.*	60,000	596,400
Waste & Environment Service — 0.3% ($45,016)
Advanced Emissions Solutions, Inc.*	6,800	45,016
PREFERRED STOCKS — 0.0% ($248)
Intellectual Property — 0.0% ($248)
Silicon Genesis Corp., Series 1-C*(1)	152	4
Silicon Genesis Corp., Series 1-E*(1)	3,000	244

see accompanying notes to financial statements

www.firsthandfunds.com	19

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, December 31, 2021

	SHARES	MARKET VALUE
WARRANTS — 0.6% ($96,068)
Alternative Energy — 0.1% ($8,536)
Queen’s Gambit Growth Capital *	13,333	$8,536
Automotive — 0.3% ($57,000)
Hyzon Motors, Inc. *	30,000	57,000
Electrical Equipment — 0.2% ($30,532)
Solid Power, Inc. *	13,333	30,532
INVESTMENT COMPANY — 9.5% ($1,530,082)
Fidelity Investments Money Market Fund - Treasury Portfolio(2)	1,530,082	1,530,082
Total Investments
(Cost $10,586,392) — 99.6%		16,095,661
Other assets in excess of liabilities — 0.4%		72,397

NET ASSETS — 100.0%		$16,168,058

*	Non-income producing security.

(1)	Restricted/illiquid security (0.00% of net assets).

(2)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

PLC	Public Limited Company

SP ADR	Sponsored American Depositary Receipt

see accompanying notes to financial statements

20	2021 Annual Report

Statements of Assets and Liabilities

December 31, 2021

	Firsthand Technology Opportunities Fund	Firsthand Alternative Energy Fund
ASSETS
Investment securities:
Acquisition cost	$145,123,806	$10,586,392
Market value (Note 2)	279,778,470	16,095,661
Receivable from dividends, interest, and reclaims	8	2,120
Receivable for capital shares sold	624,360	110,479
TOTAL ASSETS	280,402,838	16,208,260

LIABILITIES
Payable to affiliates (Note 4)	443,511	27,988
Payable for capital shares redeemed	925,937	12,214
TOTAL LIABILITIES	1,369,448	40,202
NET ASSETS	$279,033,390	$16,168,058

Net Assets consist of:
Paid-in Capital	$130,342,858	$11,427,822
Total distributable earnings (loss)	148,690,532	4,740,236
NET ASSETS	$279,033,390	$16,168,058

Shares Outstanding	16,577,847	1,204,637
Net asset value, redemption price and offering price per share (Note 2)	$16.83	$13.42

see accompanying notes to financial statements

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Statements of Operations

For the Year Ended December 31, 2021

	Firsthand Technology Opportunities Fund	Firsthand Alternative Energy Fund
INVESTMENT INCOME
Dividends	$3,680	$49,643
Foreign tax withholding	—	(2,960)
TOTAL INVESTMENT INCOME	3,680	46,683

EXPENSES
Investment advisory fees (Note 4)	5,213,486	304,933
Administration fees (Note 4)	1,589,568	89,686
Trustees fees	9,000	9,000
GROSS EXPENSES	6,812,054	403,619
Trustees fees reimbursement	(9,000)	(9,000)
TOTAL NET EXPENSES	6,803,054	394,619

NET INVESTMENT LOSS	(6,799,374)	(347,936)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (losses) from security transactions	36,926,728	(118,799)
Net realized losses on foreign currency	—	(453)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated investments and foreign currency	(89,000,335)	(719,374)
Affiliated investments	(2,560,030)	—
Net Realized and Unrealized (Loss) on Investments	(54,633,637)	(838,626)

Net Decrease In Net Assets Resulting From Operations	$(61,433,011)	$(1,186,562)

see accompanying notes to financial statements

22	2021 Annual Report

Statements of Changes in Net Assets

For the Years Ended December 31, 2021, and December 31, 2020

	Firsthand Technology Opportunities Fund
	YEAR ENDED 12/31/2021	YEAR ended 12/31/2020
FROM OPERATIONS:
Net investment loss	$(6,799,374)	$(4,564,496)
Net realized gains from security transactions, foreign currency, and written options	36,926,728	55,224,328
Net change in unrealized (depreciation) appreciation on investments, foreign currency	(91,560,365)	130,148,479
Net increase (decrease) in net assets from operations	(61,433,011)	180,808,311

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions	(18,303,178)	(49,026,363)
Total Distributions	(18,303,178)	(49,026,363)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,974,325	48,831,049
Dividends reinvested	17,561,924	46,980,637
Payment for shares redeemed	(116,461,647)	(113,945,622)
Net decrease in net assets from capital share transactions	(9,925,398)	(18,133,936)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,661,587)	113,648,012

NET ASSETS:
Beginning of year	368,694,977	255,046,965
End of year	$279,033,390	$368,694,977

COMMON STOCK ACTIVITY:
Shares sold	3,896,815	2,943,552
Shares reinvested	1,050,354	2,163,013
Shares redeemed	(5,436,544)	(8,192,580)
Net (decrease) in shares outstanding	(489,375)	(3,086,015)
Shares outstanding, beginning of year	17,067,222	20,153,237
Shares outstanding, end of year	16,577,847	17,067,222

see accompanying notes to financial statements

www.firsthandfunds.com	23

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2021, and December 31, 2020

	Firsthand Alternative energy Fund
	YEAR ENDED 12/31/2021	YEAR ended 12/31/2020
FROM OPERATIONS:
Net investment loss	$(347,936)	$(111,694)
Net realized (loss) gains from security transactions, foreign currency	(119,252)	540,675
Net change in unrealized (depreciation) appreciation on investments, foreign currency	(719,374)	5,097,239
Net increase (decrease) in net assets from operations	(1,186,562)	5,526,220

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,154,833	10,472,874
Dividends reinvested	—	—
Payment for shares redeemed	(17,508,014)	(3,449,030)
Net increase (decrease) in net assets from capital share transactions	(1,353,181)	7,023,844
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,539,743)	12,550,064

NET ASSETS:
Beginning of year	18,707,801	6,157,737
End of year	$16,168,058	$18,707,801

COMMON STOCK ACTIVITY:
Shares sold	1,092,194	874,618
Shares reinvested	—	—
Shares redeemed	(1,210,795)	(352,525)
Net increase (decrease) in shares outstanding	(118,601)	522,093
Shares outstanding, beginning of year	1,323,238	801,145
Shares outstanding, end of year	1,204,637	1,323,238

see accompanying notes to financial statements

24	2021 Annual Report

Financial Highlights

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17
Net asset value at beginning of year	$21.60	$12.66	$10.41	$9.98	$6.42

Income from investment operations:
Net investment loss	(0.41)	(0.27)	(0.19)	(0.18)	(0.12)
Net realized and unrealized gains (losses) on investments	(3.20)	12.51	3.14	0.61	3.68

Total from investment operations	(3.61)	12.24	2.95	0.43	3.56

Distributions from:
Realized capital gains	(1.16)	(3.30)	(0.70)	—	—

Net asset value at end of year	$16.83	$21.60	$12.66	$10.41	$9.98

Total return	(16.69%)	96.52%	28.51%	4.31%	55.45%
Net assets at end of year (millions)	$279.0	$368.7	$255.0	$158.1	$124.5
Ratio of gross expenses to average net assets before waiver	1.83%	1.84%	1.84%	1.86%	1.86%
Ratio of net expenses to average net assets after waiver	1.83%	1.84%	1.83%	1.85%	1.85%
Ratio of net investment loss to average net assets	(1.83%)	(1.81%)	(1.28%)	(1.54%)	(1.57%)

Portfolio turnover rate	16%	65%	43%	25%	19%

see accompanying notes to financial statements

www.firsthandfunds.com	25

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND ALTERNATIVE ENERGY FUND

	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17
Net asset value at beginning of year	$14.14	$7.69	$5.47	$6.72	$5.29

Income from investment operations:
Net investment income (loss)	(0.29)	(0.08)	(0.05)	(0.04)	0.02
Net realized and unrealized gains (losses) on investments	(0.43)	6.53	2.27	(1.21)	1.43

Total from investment operations	(0.72)	6.45	2.22	(1.25)	1.45

Distributions from:
Net investment income	—	—	—	— (a)	(0.02)

Net asset value at end of year	$13.42	$14.14	$7.69	$5.47	$6.72

Total return	(5.09%)	83.88%	40.59%	(18.57%)	27.35%
Net assets at end of year (millions)	$16.2	$18.7	$6.2	$4.4	$5.9
Ratio of gross expenses to average net assets before waiver	2.03%	2.09%	2.15%	2.15%	2.15%
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets	(1.75%)	(1.41%)	(0.72%)	(0.68%)	0.30%

Portfolio turnover rate	23%	14%	0%	7%	0%

(a)	Amount represents less than $0.01 per share

see accompanying notes to financial statements

26	2021 Annual Report

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

The Funds are an investment company and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:

1.

Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.

Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

FAIR VALUE MEASUREMENT — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

LEVEL 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

LEVEL 2

– Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

LEVEL 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

28	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2021:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
TEFQX
Common Stocks
Biotech	$220,213	$—	$—
Communications	1,781,600	—	—
Consumer Electronics	54,768,000	—	—
Defense & Aerospace	9,035,000	—	—
Education	11,768,400	—	—
Internet	24,193,200	—	—
Renewable Energy	17,564,100	—	—
Semiconductor Equipment	20,862,818	6,358,494	—
Semiconductors	22,354,000	—	—
Services	159,600	—	—
Software	107,623,600	—	—
Total Common Stocks	270,330,531	6,358,494	—
Warrants
Defense & Aerospace	163,999	—	—
Investment Company	2,925,446	—	—
Total	$273,419,976	$6,358,494	$—

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$612,806	$—	$—
Agriculture	—	—	—
Alternative Energy	1,004,200	—	—
Automotive	641,179	—	—
Biotech	105,288	—	—
Defense & Aerospace	1,258,660	—	—
Electrical Equipment	267,190	—	—
Energy Efficiency	502,250	—	—
Engineering Service	573,300	—	—
Industrials	54,240	—	—
Intellectual Property	—	—	54
Materials	1,742,650	—	—
Other Electronics	428,504	—	—
Renewable Energy	5,371,388	—	—
Semiconductors	1,266,138	—	—
Services	596,400	—	—
Waste & Environment Service	45,016	—	—
Total Common Stocks	14,469,209	—	54
Preferred Stocks
Intellectual Property	—	—	248
Warrants
Alternative Energy	8,536	—	—
Automotive	57,000	—	—
Electrical Equipment	30,532	—	—
Investment Company	1,530,082	—	—
Total	$16,095,359	$—	$302

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

30	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/20	NET PURCHASES	NET SALES	NET REALIZED GAINS/ (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/21
Common Stocks
Intellectual Property	$109	$—	$—	$—	$(55)	$—	$54
Preferred Stocks	335	—	—	—	(87)	—	248
Total	$444	$—	$—	$—	$(142)	$—	$302

As of the year ended December 31, 2021, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

SHARE VALUATION — The net asset value (“NAV”) per share of each Fund is calculated by dividing the net assets of the Fund (i.e., the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses)) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

INVESTMENT INCOME — Dividend income is recorded in the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

www.firsthandfunds.com	31

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

FOREIGN SECURITIES — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the- counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

OPTIONS — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The net realized gains/(loss) from written options for the year ended December 31, 2021 can be found on the Statements of Operations.

The average volume of derivatives during the year ended December 31, 2021 is as follows:

WRITTEN OPTIONS (Value)
Firsthand Technology Opportunities Fund	$10,108

32	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

DISTRIBUTIONS TO SHAREHOLDERS — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

SHORT POSITIONS — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the year ended December 31, 2021.

Reclassification of Capital Accounts — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2021 as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Distributable Earnings
Firsthand Technology Opportunities Fund	$(1,460,697)	$1,460,697
Firsthand Alternative Energy Fund	(348,389)	348,389

These reclassifications, related to different treatment of current year write off of net operating loss, and has no effect on net asset value per share.

SECURITY TRANSACTIONS — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the year ended December 31, 2021 and 2020 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2021	2020
From ordinary income	$665,672	$6,192,164
From long-term capital gains	$17,637,506	$42,834,199

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2021.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$154,496,436	$6,746,632
Gross unrealized depreciation	(22,703,990)	(1,243,018)
Net unrealized appreciation (depreciation)	$131,792,446	$5,503,614
Federal income tax cost	$147,986,024	$10,592,010

34	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

As of December 31, 2021, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	SHORT-TERM NO EXPIRATION	LONG-TERM NO EXPIRATION	TOTAL
TEFQX*	$—	$—	$—
ALTEX*	(470,132)	(293,246)	(763,378)

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

Components of Distributable Earnings (as of December 31, 2021)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$131,792,446	$5,503,614
Undistributed Ordinary Income	—	—
Undistributed Long Term Capital Gains	16,898,086	—
Qualified Late Year Losses Deferred**	—	—
Other Temporary Differences	—	—
Accumulated Capital Loss Carryforward	—	(763,378)
Total Distributable Earnings/Accumulated Loss	$148,690,532	$4,740,236

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2021, 2020, 2019 and 2018 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$59,368,040	$5,059,556
Proceeds from sales and maturities of investment securities	$94,116,431	$3,607,330

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc., is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. Under the Advisory Agreement, the Investment Adviser has contractually agreed, through April 30, 2022, to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary, expenses, acquired fund fees and expenses, brokerage commissions and any rule 12b-1 fees and shareholder servicing fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

36	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Bank of New York Mellon (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon.

Additionally, BNY Mellon serves as the investment accounting agent, shareholder servicing agent and custodian BNY Mellon Investment Servicing (US), Inc., serves as the transfer agent for the Trust.

5. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2021, Firsthand Technology Opportunities Fund was invested in the following restricted securities:

Firsthand Technology Opportunities Fund

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Revasum, Inc. Common Stock	February 9, 2021	15,413,753	$4,177,127	$6,358,494	2.3%
			$4,177,127	$6,358,494	2.3%

As of December 31, 2021, Firsthand Alternative Energy Fund was invested in the following restricted securities:

Firsthand Alternative Energy Fund

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Silicon Genesis Corp. Common Stock	September 2, 2008	109,855	$32,956	$33	0.0	%*
Silicon Genesis Corp. Common Stock	September 26, 2008	71,552	21,466	21	0.0	%*
Silicon Genesis Corp., Series 1-C Preferred Stock	September 2, 2008	152	46	4	0.0	%*
Silicon Genesis Corp., Series 1-E Preferred Stock	September 2, 2008	3,000	2,878	244	0.0	%*
			$57,346	$302	0.0	%*

*	Less than 0.05%.

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open- end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

38	2021 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

As of December 31, 2021, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation, Pivotal Systems Corp. and Revasum Inc. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. INVESTMENTS IN AFFILIATES AND CONTROLLED INVESTMENTS

Under the 1940 Act, the Funds are required to identify investments where it owns greater than 5% (but less than 25%) of the portfolio company’s outstanding voting shares as an affiliate of the Fund. Also, under the 1940 Act, the Fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment of the Fund. A summary of the Fund’s investments in affiliates and controlled investments for the period from December 31, 2020, through December 31, 2021, is noted below:

Affiliate/ Controlled Investments	Value at 12/31/20	Purchases/ Merger	Change in Appreciation/ Depreciation	Value 12/31/21	Shares Held at 12/31/2021
Pivotal Systems Corp	$8,080,327	$15,604,355	$(6,082,519)	$17,602,163	27,650,000
Revasum, Inc. CDI	1,919,533	—	1,341,122	3,260,655	7,113,796
Revasum, Inc. Common Stock	—	4,177,127	2,181,367	6,358,494	15,413,753
Total Affiliates	$9,999,860		$(2,560,030)	$27,221,312

7. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2021

8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40	2021 Annual Report

Additional Information

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2021, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (‘QDI’) to qualify for the lower tax applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

	QDI	DRD
Firsthand Technology Opportunities Fund	0.00%	0.00%
Firsthand Alternative Energy Fund	0.00%	0.00%

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective May 10, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, ABC Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

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ADDITIONAL INFORMATION - continued

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2020 through December 31, 2020. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

42	2021 Annual Report

NOTES

FIRSTHAND FUNDS

P.O. Box 9836

Providence, RI 02940-8036

www.firsthandfunds.com

INVESTMENT ADVISER

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250

San Jose, CA 95113

www.firsthandcapital.com

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1000

Denver, CO 80203

AUDITOR

Tait Weller & Baker LLP

50 South 16th St., Suite 2900

Philadelphia, PA 19102

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for an additional prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

FHF000910, exp. 3/1/2023

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

(b)	Not applicable.

Item 2. Code of Ethics.

(c)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Trustees has not determined that any of its members is qualified as an audit committee financial expert. Although each member of the Audit Committee is "independent," as defined by Item 3 of Form N-CSR, and is financially sophisticated, the registrant has in place a small Board of Trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its Audit Committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant's definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,000 for 2021 and $34,000 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,250 for 2021 and $4,250 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2021 and $1,500 for 2020. The fees are incurred in connection with the principal accountants performing an annual anti-money laundering audit program for the Registrant.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting. Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to: reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant's independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Firsthand Funds

By (Signature and Title)*		/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	March 1 , 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	March 1, 2022

By (Signature and Title)*		/s/ Omar Billawala
Omar Billawala, Treasurer

Date	March 1 , 2022

* Print the name and title of each signing officer under his or her signature.